Invesco Capital Markets, Inc.

                                Company Profile

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Appointments
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Board Positions
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Name                                          Position
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Cronin, M. Kevin                              Director
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Massoni, Steven M.                            Director
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Officers
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Name                                          Position
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Baker, Tara Jones                             Vice President, Business Operations
                                              and Quality Assurance
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Burke, Brandon                                Financial and Operations Principal
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Cronin, M. Kevin                              Co-President
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Davidson, Peter                               Assistant Secretary
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Erickson, Alan E.                             Vice President, Equity Portfolio
                                              Management and Research
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Falduto, Craig S.                             Executive Director, Investment
                                              Research
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Gregson, Mark W.                              Chief Financial Officer
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Hancock, Trisha B.                            Chief Compliance Officer
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Heite, Steven M.                              Vice President
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Kupor, Jeffrey H.                             General Counsel
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                                              Secretary
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Magee, Michael J.                             Executive Director, Portfolio and
                                              Inventory Management
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Massoni, Steven M.                            Co-President
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Nelson, Elizabeth                             Assistant Secretary
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Reitmann, Rudolf E.                           Vice President
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Reyna, Rene R.                                Vice President
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Rimes, Stephen R.                             Assistant Secretary
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Ringold, Melanie                              Assistant Secretary
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Sauerborn, Thomas J.                          Vice President, Operations
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Tierney, John F.                              Vice President
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Wisdom, Crissie                               Anti-Money Laundering Compliance
                                              Officer
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Zerr, John M.                                 Senior Vice President
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